UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05820

                      THE HYPERION TOTAL RETURN FUND, INC.
               (Exact name of registrant as specified in charter)

                   ONE LIBERTY PLAZA, 165 BROADWAY, 36TH FLOOR
                          NEW YORK, NEW YORK 10006-1404
               (Address of principal executive offices) (Zip code)

                           CLIFFORD E. LAI, PRESIDENT
                      THE HYPERION TOTAL RETURN FUND, INC.
                   ONE LIBERTY PLAZA, 165 BROADWAY, 36TH FLOOR
                         NEW YORK, NEW YORK, 10006-1404
                     (Name and address of agent for service)

Registrant's telephone number, including area code:    1 (800) Hyperion


Date of fiscal year end: November 30



Date of reporting period:  November 30, 2004

Item 1. Reports to Shareholders.



                                [GRAPHIC OMITTED]

                        --------------------------------

                                November 30, 2004






                                                    [GRAPHIC OMITTED]

THE HYPERION TOTAL RETURN FUND, INC.
Portfolio Composition



The chart that follows shows the allocation of the Fund's holdings by asset category as of November 30, 2004.







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                      THE HYPERION TOTAL RETURN FUND, INC.
                Portfolio of Investments As of November 30, 2004*


                                [GRAPHIC OMITTED]

-------------------------------------------------------------------------------

* As a percentage of total investments.

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of the Investment Advisor
For the Year Ended November 30, 2004
-------------------------------------------------------------------------------


Dear Shareholder:

We welcome this opportunity to provide you with information about The Hyperion Total Return Fund, Inc. (the "Fund") for the fiscal year ended November 30, 2004. The Fund's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTR."

Description of the Fund

The Fund is a diversified closed-end investment company. The Fund's investment objective is to provide shareholders with a high total return, including short and long-term capital gains, and a high level of current income through the management of a portfolio of securities. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury securities, mortgage-backed securities ("MBS"), asset-backed securities ("ABS"), and high yield corporate securities.

Performance

For the fiscal year ending November 30, 2004, shareholders realized a total investment return of 11.31%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $10.29 on November 30, 2004, the Fund's shares had a current yield of 8.75%, which was 4.94% higher than the yield of the 5-year U.S. Treasury note, and competitive with the yields of other multi-sector bond funds in its category.

As of November 30, 2004, the Fund, inclusive of the effect of leverage, was managed with an average duration (a bond's duration is the weighted average number of years until maturity of all its cash flows, including coupon payments and principal) of 2.4 years, as measured on a net asset basis.

Market Environment

The economy picked up in the fourth quarter. Employment growth surged as measured by a sharp rise in the October Non-Farm Payroll report. The improved employment picture led to a rise in consumer confidence, strong Christmas sales and higher corporate profits. Continued low, longer-term fixed mortgage rates kept home sales strong, but car sales tapered. The spike in oil prices peaked in late October and is now no longer viewed as a restraint on further economic expansion. The rise in consumer spending continued to exacerbate the trade deficit. Fiscal policies, including funding the Iraq war effort drove the capital budget further into deficit. While the latter resulted in an increase in Treasury issuance, the primary impact on the markets was a continuation of the four-year decline in the US dollar.

The more robust economic outlook, the decline in the US dollar, and the relief from lower oil prices, all allowed the Fed to continue to raise Federal Reserve funds at the "moderate" pace that they first outlined during the summer. The Federal Reserve raised interest rates by 25 basis points at both the November 10 and December 14 meetings, and they have made clear their intention to raise them another 25 basis points in February.

Our long-term concern about the markets is the twin budget and trade deficits, which are both growing to record levels. While this may lead to longer-term, higher interest rates as the government finances the deficit, it is immediately resulting in a weaker US dollar, as non-US investors, who generally buy a large portion of Treasury securities, demand higher interest rates. Our view is that the US dollar will weaken further through the middle of 2005. This will have at least two immediate impacts on sectors to which the Fund has exposure. First, a weaker US dollar will lead to a rise in the cost of imported goods. This may decrease consumer spending (with corporate profit implications) and may impact the level of retail sales, which is of issue to our commercial MBS positions. Second, a further weakening of the US dollar will result in commercial office space being even more attractive to the European investors that invest so much in that sector. Generally, we believe that short term interest rates will continue to rise with Federal Reserve funds reaching 3% during 2005, however, longer term interest rates may very well stabilize around current levels.

Portfolio Strategy

The performance of investment-grade commercial and residential MBS were relatively stable, but stronger performance in manufactured housing (MH) and sub-prime residential MBS was realized. Yield spreads on BB rated issues tightened dramatically across the board boosting the return of the Fund. The yield spread tightening at the BB rated level was the primary source of excess return during the last few months.


                                     FN    Commercial MBS    Residential Subs       HY-BB -Sal        MH         Home Equity
                                          ---------------- -------------------      ---------   --------------- --------------

Month                10-yr   Swaps   6.5    AA  A    BBB   BB    AA   A    BBB     BB    BB     AA    A     BBB    AA    A    BBB
-----               ------- ------  -----  ---  --   ---   ---  ---   --   ----    --   ----   ---- ----    ---   ---   ---   ---

10/31/2003......    4.30     43     42     81  90   136   441  145  165   245     420   275   292   417    542    188   233   392
8/31/2004.......    4.13     45     45     81  90   130   374  135  155   210     375   235   215   295    420    170   211   232
10/31/2004......    4.03     43     44     81  88   129   350  136  156   210     365   225   185   250    375    158   186   227
Oct '04-Oct '03... (0.27)    (1)     2      0  (2)   (7)  (91)  (9)  (9)  (35)    (55)  (50) (107) (167)   (167)  (31)  (47) (165)
Oct '04-Aug '04... (0.10)    (3)    (2)     0  (2)   (1)  (24)   1    1     0     (10)  (10)  (30)  (45)   (45)   (13)  (25)   (5)



The sector allocations within the Fund were relatively unchanged. Low interest rates resulted in prepayments to the residential MBS sector to the point where several issues were called. This resulted in a reduction to the Fund's residential MBS allocation. To offset this reduction, we increased our exposure to Treasury and Agency securities. With the paydowns to the residential MBS sector and the reinvestment in Treasury securities, the AAA rated allocation increased for the fiscal year.

While the sector allocations were relatively stable, we added to the BB rated exposures at the expense of BBB and higher rated bonds. This had the impact of increasing the BB rated exposure from 20.2% to 21.5%. Within the BB rated allocation, the sector weightings to structured securities (residential MBS, commercial MBS, corporate high yield and ABS) remained relatively unchanged. Over time, we hope to add to the commercial MBS sector via an allocation to rated B Notes.

We remain nearly fully leveraged to take advantage of the steepness in the yield curve, but we are maintaining greater than 70% of the leveraged portion of the Fund in floating-rate securities or securities hedged to a 2.5 year duration using interest rate swaps.

The duration of the Fund has been running between 3.5 and 4.0 years. Should interest rates increase and mortgage prepayments slow, we expect the duration to extend slightly However, we are comfortable that the duration will not extend dramatically.

Conclusion

We remain committed to the Fund and its shareholders. As always, we will continue to actively seek out investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Fund's objectives. We welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ Clifford E. Lai


CLIFFORD E. LAI
President,
The Hyperion Total Return Fund, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.



/s/ John H. Dolan


JOHN H. DOLAN
Vice President,
The Hyperion Total Return Fund, Inc.
Chief Investment Officer,
Hyperion Capital Management, Inc.


-------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2004

                                                                                     Principal
                                                              Interest                 Amount          Value
                                                                Rate     Maturity      (000s)         (Note 2)
-------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 64.2%
U.S. Government Agency Collateralized Mortgage Obligations - 3.4%
  Federal Home Loan Mortgage Corporation
    Series 1675, Class KC..................................      6.50%   10/15/10   $    5,591@   $      5,810,052
    Series 1587, Class SK..................................      9.00+   10/15/08        1,257#          1,333,253
    Series 1604, Class MC..................................      9.00+   11/15/08        1,482           1,548,748
    Series 1604, Class SB..................................      9.00+   11/15/08          285             297,929
                                                                                                  ----------------
                                                                                                         8,989,982
  Federal National Mortgage Association                                                           ----------------
    Series 1993-170, Class SC..............................      9.00+   09/25/08          272             282,537
    Series 1993-48, Class C................................      9.50    04/25/08          304             317,355
                                                                                                  ----------------
                                                                                                           599,892
Total U.S. Government Agency Collateralized Mortgage Obligations                                  ----------------
         (Cost - $9,104,903)...............................                                              9,589,874
                                                                                                  ----------------
U.S. Government Agency Pass-Through Certificates - 46.7%
  Federal Home Loan Mortgage Corporation
    Pool A16170............................................      6.00    12/01/33        5,640@          5,824,386
    Pool A17112............................................      6.00    12/01/33       18,094@         18,685,232
    Pool A13915............................................      7.00    09/01/33       12,203@         12,946,108
    Pool A17331............................................      7.00    12/01/33          126             133,633
    Pool C53494............................................      7.50    06/01/31           52              55,447
    Pool C56878............................................      8.00    08/01/31          988           1,071,384
    Pool C56879............................................      8.00    08/01/31          214             231,695
    Pool C58516............................................      8.00    09/01/31          613             664,887
    Pool C59641............................................      8.00    10/01/31          678             735,687
    Pool C55166............................................      8.50    07/01/31          222             241,869
    Pool C55167............................................      8.50    07/01/31          694             754,725
    Pool C55168............................................      8.50    07/01/31          415             451,068
    Pool C55169............................................      8.50    07/01/31          544             591,896
    Pool C58521............................................      8.50    09/01/31           60              65,768
    Pool C60422............................................      8.50    10/01/31           64              70,009
    Pool C60423............................................      8.50    10/01/31          691             751,923
    Pool C60424............................................      8.50    10/01/31          334             363,128
    Pool G01466............................................      9.50    12/01/22        3,671           4,134,632
    Pool 555538............................................     10.00    03/01/21        3,301@          3,637,710
                                                                                                  ----------------
                                                                                                        51,411,187
  Federal National Mortgage Association                                                           ----------------
    Pool 649881............................................      6.00    09/01/32        4,044@          4,175,948
    Pool TBA...............................................      6.50       TBA          8,000           8,393,752
    Pool 650162............................................      6.50    10/01/32        3,160@          3,317,976
    Pool 652870............................................      6.50    10/01/32        3,173@          3,331,533
    Pool 654917............................................      6.50    08/01/32        8,053@          8,456,139
    Pool 642102............................................      7.00    05/01/32        4,539@          4,814,474
    Pool 645406............................................      7.00    05/01/32        3,109@          3,297,701
    Pool 645912............................................      7.00    06/01/32        3,568@          3,784,596
    Pool 645913............................................      7.00    06/01/32        3,053           3,238,296
    Pool 651588............................................      7.00    07/01/32          934             990,503
    Pool 660181............................................      7.00    10/01/32          825             874,999
    Pool 661116............................................      7.00    10/01/32        1,806           1,915,489
    Pool 663372............................................      7.00    10/01/32          496             525,849
    Pool 663874............................................      7.00    10/01/32        1,523           1,615,028
    Pool 669474............................................      7.00    11/01/32        1,369           1,451,737
    Pool 678012............................................      7.00    08/01/32        4,101@          4,351,566
    Pool 759505............................................      7.00    01/01/34        7,799@          8,276,045
U.S. GOVERMNENT & AGENCY OBLIGATIONS (continued)

    Pool 255053............................................      7.50%   12/01/33   $    1,458    $      1,561,058
    Pool 784369............................................      7.50    07/01/13        1,458           1,495,883
    Pool 789284............................................      7.50    05/01/17        2,240           2,381,507

------------
See notes to financial statements.


-------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2004

                                                                                     Principal
                                                              Interest                 Amount          Value
                                                                Rate     Maturity      (000s)         (Note 2)
-------------------------------------------------------------------------------------------------------------------

    Pool 398800............................................      8.00    06/01/12        1,857           1,978,564
    Pool 545436............................................      9.00    10/01/31        3,159           3,471,867
    Pool 458132............................................      9.41    03/15/31        5,737@          6,460,917
                                                                                                  ----------------
                                                                                                        80,161,427
Total U.S. Government Agency Pass-Through Certificates                                            ----------------
         (Cost - $131,437,184).............................                                            131,572,614
                                                                                                  ----------------
U.S. Treasury Obligations - 9.3%
  United States Treasury Notes
............................................................      3.50    08/15/09        6,300@          6,253,979
............................................................      4.25    08/15/14        1,000             990,938
............................................................      4.25    11/15/14       19,000@         18,836,714
                                                                                                  ----------------
Total U.S. Treasury Obligations
         (Cost - $26,411,724)..............................                                             26,081,631
                                                                                                  ----------------
U.S. Agency Obligations - 4.8%
  Federal Home Loan Mortgage Corporation
         (Cost - $13,535,082)..............................      5.13    11/07/13       13,600@         13,595,757
                                                                                                  ----------------
Total U.S. Government & Agency Obligations
         (Cost - $180,488,893).............................                                            180,839,876
                                                                                                  ----------------

------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 35.5%

Housing Related Asset-Backed Securities - 28.1%
  125 Home Loan Owner Trust
    Series 1998-1A, Class M2*..............................      7.75    02/15/29        1,016           1,016,330
  Access Financial Manufactured Housing Contract Trust
    Series 1995-1, Class B1................................      7.65    05/15/21       10,060           6,438,400
  Aegis Asset Backed Securities Trust
    Series 2004-2N, Class N1*..............................      4.50    04/25/34        1,233           1,226,893
  Argent NIM Trust
    Series 2004-WN3, Class A*..............................      5.93    03/25/34        1,669           1,668,752
  Argent Securities, Inc.
    Series 2004-W3, Class M5*(c)...........................      4.48+   02/25/34        2,400           1,861,183
  Asset Backed Securities Corp., NIMS Trust
    Series 2003-HE6, Class A1*.............................      6.75    11/27/33          477             478,550
  Chase Funding Mortgage Loan Asset-Backed
    Series 2000-1, Class IIM2(c)...........................      2.98+   02/25/30          893             893,647
  First Franklin Mortgage Loan Trust
    Series 2004-FF4, Class M2 (c)..........................      3.43+   06/25/34        2,000           1,999,842
    Series 2001-FF2, Class M3(c)...........................      3.96+   11/25/31        5,000           5,006,775
    Series 2004-FFH1, Class B*(c)..........................      5.68+   03/25/34        3,050           2,655,809
    Series 2004-FF2, Class B*(c)...........................      5.68+   03/25/34        1,800           1,569,283
    Series 2004-FFH2, Class B1*(c).........................      5.68+   06/25/34        2,750           2,320,502
                                                                                                  ----------------
                                                                                                        13,552,211
  Fremont NIM Trust                                                                               ----------------
    Series 2004-A, Class Note*.............................      4.75    01/25/34        1,299           1,295,585
  Green Tree Financial Corp.
    Series 1998-3, Class A6................................      6.76    03/01/30        4,675           4,841,450
    Series 1998-4, Class A7................................      6.87    02/01/30        2,114           2,138,034
    Series 1998-8, Class M1................................      6.98    09/01/30        5,000           2,150,000




------------
See notes to financial statements.




-------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2004

-------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES (continued)

    Series 1997-6, Class B1................................      7.17%   01/15/29   $   10,000    $      2,012,500
    Series 1997-6, Class M1................................      7.21    01/15/29        7,000           4,830,000
    Series 1997-3, Class M1................................      7.53    03/15/28        4,500           2,880,000
    Series 1997-6, Class A9................................      7.55    01/15/29        2,897           3,134,928
                                                                                                  ----------------
                                                                                                        21,986,912
  Long Beach Asset Holdings Corp.                                                                 ----------------
    Series 2003-4, Class N1*...............................      6.54    08/25/33          165             165,625
  Long Beach Mortgage Loan Trust
    Series 2003-4, Class M6(c).............................      6.18+   08/25/33        2,400           2,430,636
  Mid-State Trust
    Series 10, Class B.....................................      7.54    02/15/36        2,243           2,204,189
    Series 2004-1, Class M2................................      8.11    08/15/37        3,744           3,787,760
                                                                                                  ----------------
                                                                                                         5,991,949
  Option One Mortgage Loan Trust                                                                  ----------------
    Series 2003-4, Class M2(c).............................      3.83+   07/25/33        2,125           2,150,732
    Series 2003-1, Class M2(c).............................      4.13+   02/25/33        3,000           3,047,889
                                                                                                  ----------------
                                                                                                         5,198,621
  Sail Net Interest Margin Notes                                                                  ----------------
    Series 2004-2A, Class A*...............................      5.50    03/27/34        1,542           1,536,305
  Structured Asset Investment Loan Trust
    Series 2003-BC8, Class M2(c)...........................      3.93+   08/25/33        3,000           3,038,541
    Series 2004-7, Class B(c)..............................      4.68+   08/25/34        4,321           3,705,601
    Series 2004-8, Class B1(c).............................      4.68+   09/25/34        2,000           1,903,672
    Series 2004-2, Class B*(c).............................      5.18+   03/25/34        2,234           2,023,658
                                                                                                  ----------------
                                                                                                        10,671,472
  Vanderbilt Mortgage Finance, Inc.                                                               ----------------
    Series 2001-B, Class A5................................      6.96    09/07/31        2,000           2,080,454
  Westgate Resorts
    Series 1998-AA, Class A2*..............................      8.26    07/15/13          735             668,723
                                                                                                  ----------------
Total Housing Related Asset-Backed Securities
         (Cost - $86,451,739)..............................                                             79,162,248
                                                                                                  ----------------
Non-Housing Related Asset-Backed Securities - 3.6%
  Aerco Ltd.
    Series 2A, Class A3....................................      2.55+   07/15/25        2,862           2,060,681
  Airlines Pass Through Trust
    Series 1R, Class A8....................................      2.46+   03/15/19        2,850           2,479,882
  Global Rated Eligible Assets Trust
    Series 1998-A, Class A1*...............................      7.33    09/15/07        1,587               7,936
  MBNA Credit Card Master Trust
    Series 2002-C7, Class C7...............................      6.70    03/16/15        5,000           5,517,875
  Securitized Multiple Asset Rated Trust
    Series 1997-2, Class A(b)..............................      8.24    03/15/06        2,300              11,499
                                                                                                  ----------------
Total Non-Housing Related Asset-Backed Securities
         (Cost - $13,565,962)..............................                                             10,077,873
                                                                                                  ----------------
Franchise Securities - 1.3%
  FFCA Secured Lending Corp.
    Series 1998-1, Class A1B*(e)...........................      6.73    07/18/13        2,681           2,801,409
  Franchisee Loan Receivable Trust
    Series 1995-B, Class A*................................      1.00+   01/15/11        1,355             757,619
                                                                                                  ----------------
Total Franchise Securities
         (Cost - $4,045,143)...............................                                              3,559,028
                                                                                                  ----------------



------------
See notes to financial statements.



-------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2004

-------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES (continued)

Collateralized Debt Obligations - 2.5%
  Anthracite CDO I Ltd.
    Series 2002-CIBA, Class CFL*...........................      3.41    05/24/37   $    5,000    $      5,055,500
  Porter Square CDO I Limited
    Series 1A, Class C*....................................      5.62+   08/15/38        2,000           2,000,000
                                                                                                  ----------------
Total Collateralized Debt Obligations
         (Cost - $6,992,724)...............................                                              7,055,500
                                                                                                  ----------------
Total Asset-Backed Securities
         (Cost - $111,055,568).............................                                             99,854,649
                                                                                                  ----------------

-------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 18.2%

  Bear Stearns Commercial Mortgage Securities
    Series 1999-C1, Class F*...............................      5.64    02/14/31        1,394           1,234,409
    Series 1999-C1, Class D................................      6.53    02/14/31        5,000           5,441,500
    Series 2001-EPR, Class B*..............................      6.92    02/12/11        5,000           5,218,700
                                                                                                  ----------------
                                                                                                        11,894,609
  Chase Commercial Mortgage Securities Corp.                                                      ----------------
    Series 2000-2, Class I*................................      6.65    07/15/32        1,971           1,402,997
  Columbia Center Trust
    Series 2000-CCT, Class D*..............................      2.86+   12/15/09        2,720           2,716,600
  Commercial Mortgage Asset Trust
    Series 1999-C1, Class C................................      7.35    01/17/32        2,000           2,330,600
  Commercial Mortgage Lease-Backed Certificate
    Series 2001-CMLB, Class A1*............................      6.75    06/20/31        2,655           2,902,966
  First Chicago/Lennar Trust
    Series 1997-CHL1, Class D*.............................      7.81+   04/29/39        3,000           3,064,689
  JP Morgan Commercial Mortgage Finance Corp.
    Series 1999-C8, Class C................................      7.65+   07/15/31        5,000           5,635,305
  LB-UBS Commercial Mortgage Trust
    Series 2004-C8, Class G*...............................      5.09    12/15/39        2,300           2,311,426
    Series 2002-C2, Class L*...............................      5.68    07/15/35        5,300           4,907,005
                                                                                                  ----------------
                                                                                                         7,218,431
  Mortgage Capital Funding, Inc.                                                                  ----------------
    Series 1996-MC1, Class G*(e)...........................      7.15    06/15/06        4,409           4,623,277
  Nationslink Funding Corp.
    Series 1998-2, Class F*................................      7.11    08/20/30        4,840           4,851,810
  UBS 400 Atlantic Street Mortgage Trust
    Series 2002-C1A, Class B3*.............................      7.19    01/11/22        3,000           3,313,530
  Wachovia Bank Commercial Mortgage Trust
    Series 2004-WL4A, Class H*.............................      2.95+   10/15/15        1,300           1,298,876
                                                                                                  ----------------
Total Commercial Mortgage Backed Securities
         (Cost - $47,118,041)..............................                                             51,253,690
                                                                                                  ----------------

-------------------------------------------------------------------------------------------------------------------
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 12.8%

Subordinated Collateralized Mortgage Obligations - 12.8%
  ABN AMRO Mortgage Corp.
    Series 2002-1A, Class B3*..............................      5.64+   06/25/32          508             508,467
    Series 2002-1A, Class B4*..............................      5.64+   06/25/32          304             294,581
    Series 2002-1A, Class B5*..............................      5.64+   06/25/32          510             397,639
                                                                                                  ----------------
                                                                                                         1,200,687
                                                                                                  ----------------



------------
See notes to financial statements.


-------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2004

-------------------------------------------------------------------------------------------------------------------

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES  (continued)

  Bank of America Alternative Loan Trust
    Series 2004-3, Class 30B6..............................      5.50%   04/25/34   $      808    $        203,954
  Bank of America Funding Corporation
    Series 2003-3, Class B4................................      5.46+   10/25/33          937             809,988
    Series 2003-3, Class B5................................      5.46+   10/25/33          937             600,215
    Series 2003-3, Class B6................................      5.46+   10/25/33          940             291,474
                                                                                                  ----------------
                                                                                                         1,701,677
  Bank of America Mortgage Securities, Inc.                                                       ----------------
    Series 2001-4, Class 1B3...............................      6.75    04/25/31        2,011           2,042,538
  Citicorp Mortgage Securities, Inc.
    Series 2002-6, Class B4................................      6.39+   05/25/32          598             597,665
    Series 2002-6, Class B5................................      6.39+   05/25/32          598             567,782
    Series 2002-6, Class B6................................      6.40+   05/25/32          349             139,751
                                                                                                  ----------------
                                                                                                         1,305,198
  Countrywide Home Loans                                                                          ----------------
    Series 2003-57, Class B3...............................      5.50    01/25/34          495             424,894
  Federal National Mortgage Association
    Series 1998-W6, Class B3...............................      7.09    10/25/28        1,697           1,638,846
  First Republic Mortgage Loan Trust
    Series 2000-FRB1, Class B3.............................      2.68+   06/25/30          704             672,647
  G3 Mortgage Reinsurance Ltd.
    Series 1, Class E*.....................................     22.18+   05/25/08        5,542           5,957,866
  GMAC Mortgage Corp. Loan Trust
    Series 2003-J9, Class B1...............................      5.50    01/25/34          889             759,963
    Series 2003-J9, Class B2...............................      5.50    01/25/34          889             567,586
    Series 2003-J9, Class B3...............................      5.50    01/25/34          890             271,432
    Series 2002-J6, Class B2...............................      6.25    10/25/32          950             877,731
    Series 2002-J6, Class B3...............................      6.25    10/25/32        1,267             823,699
                                                                                                  ----------------
                                                                                                         3,300,411
  JP Morgan Mortgage Trust                                                                        ----------------
    Series 2003-A2, Class B4...............................      4.47+   11/25/33          548             415,621
  Residential Accredit Loans, Inc.
    Series 1998-QS5, Class B1*.............................      6.75    04/25/28        1,158           1,135,489
  Residential Finance Limited Partnership
    Series 2004-B, Class B5*...............................      3.64+   02/10/36        3,541           3,540,723
    Series 2002-A, Class B7................................      7.79+   10/10/34        2,920           2,974,371
                                                                                                  ----------------
                                                                                                         6,515,094
  Residential Funding Mortgage Securities I, Inc.                                                 ----------------
    Series 2004-S1, Class B1...............................      5.25    02/25/34          610             513,674
    Series 2004-S1, Class B3...............................      5.25    02/25/34          305             103,666
    Series 2003-S7, Class B2...............................      5.50    05/25/33          686             464,695
    Series 2003-S7, Class B3(a)............................      5.50    05/25/33          979             352,547
                                                                                                  ----------------
                                                                                                         1,434,582
  Resix Finance Ltd. Credit-Linked Notes                                                          ----------------
    Series 2004-C, Class B7*...............................      5.59+   09/10/36        1,497           1,496,692
    Series 2003-D, Class B7*...............................      7.84+   12/10/35        1,970           2,054,793
    Series 2004-A, Class B10*..............................     13.80+   02/10/36          867             887,435
                                                                                                  ----------------
                                                                                                         4,438,920
                                                                                                  ----------------



------------
See notes to financial statements.


-------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2004

-------------------------------------------------------------------------------------------------------------------

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES  (continued)

  Washington Mutual
    Series 2002-AR7, Class B4...............................      5.52%+  07/25/32   $   1,178    $      1,155,845
    Series 2002-AR7, Class B5...............................      5.52+   07/25/32         884             843,214
    Series 2002-AR7, Class B6...............................      5.52+   07/25/32       1,474           1,164,695
                                                                                                  ----------------
                                                                                                         3,163,754
  Wells Fargo Mortgage Backed Securities Trust                                                    ----------------
    Series 2002-10, Class B6................................      6.00    06/25/32         486             334,293
                                                                                                  ----------------
Total Subordinated Collateralized Mortgage Obligations
         (Cost - $32,758,839)...............................                                            35,886,471
                                                                                                  ----------------
Total Non-Agency Residential Mortgage Backed Securities
         (Cost - $32,758,839)...............................                                            35,886,471
                                                                                                  ----------------

-------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 1.2%

Airlines - 1.2%
  American Airline...........................................    7.86    10/01/11        2,500           2,575,758
  United Airlines, Series 00-2...............................    7.19    04/01/11          982             851,272
                                                                                                  ----------------
                                                                                                         3,427,030
Total Corporate Obligations                                                                       ----------------
         (Cost - $3,435,681).................................                                            3,427,030
                                                                                                  ----------------

-------------------------------------------------------------------------------------------------------------------
INTEREST ONLY SECURITIES - 7.9%
Bank of America Commercial Mortgage Inc.
    Series 2003-1, Class XP2*(d).............................     1.48%+   09/11/36   $    19,165   $    2,702,900
  Bear Stearns Commercial Mortgage Securities
    Series 2001-TOP2, Class X2*(d)...........................     1.36+    02/15/35        74,184        2,804,599
  COMM
    Class 2001-J2A, Class EIO*(d)............................     3.87+    07/16/34        10,000        2,759,000
  Commercial Capital Access One, Inc.
    Series 2001-A, Class T1(d)...............................     4.50     02/15/09        18,000        3,234,600
  GMAC Commercial Mortgage Securities, Inc.
    Series 2003-C1, Class X1*(d).............................     0.15+    05/10/36        86,953        3,533,764
  GS Mortgage Securities Corp. II
    Series 2001-ROCK, Class X1*(d)...........................     0.22+    05/03/18       256,515        3,501,689
  Vendee Mortgage Trust
    Series 1997-2, Class IO(d)...............................     0.06+    06/15/27        65,771          128,122
  Wachovia Bank Commercial Mortgage Trust
    Series 2002-C2, Class IO1*(d)............................     0.35+    11/15/34        85,060        3,530,091
                                                                                                    --------------
Total Interest Only Securities
         (Cost - $21,096,053)................................                                           22,194,765
                                                                                                    --------------




------------
See notes to financial statements.




-------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Portfolio of Investments
November 30, 2004

-------------------------------------------------------------------------------------------------------------------
                                                                                   Shares
-------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 0.1%
  Duke Realty Corp. (REIT)
         (Cost - $287,997).....................................................          11,583     $       400,193
                                                                                                     --------------
-------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.8%
  Equity Office Properties Trust Series B, 5.25% (REIT)
         (Cost - $1,955,458)...................................................          46,012           2,351,213
                                                                                                    ---------------
-------------------------------------------------------------------------------------------------------------------
 INVESTMENT COMPANIES - 7.4%
  McMorgan High Yield Fund.....................................................         101,330           1,061,938
  Seix High Yield Fund.........................................................       1,727,889          19,680,661
                                                                                                    ---------------
Total Investment Companies
         (Cost - $20,616,935)..................................................                          20,742,599
                                                                                                    ---------------
-------------------------------------------------------------------------------------------------------------------
Total Investments - 148.1%
         (Cost - $418,813,465).................................................                         416,950,486
Liabilities in Excess of Other Assets - (48.1)%................................                        (135,415,548)
                                                                                                    ---------------
NET ASSETS - 100.0%............................................................                     $   281,534,938
                                                                                                    ===============

-------------------------------------------------------------------------------------------------------------------

+           --    Variable Rate Security -- Interest rate is the rate in effect November 30, 2004.
*           --    Security exempt from registration  under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)         --    Represents a class of subordinated mortgage backed  securities (First Loss Bonds) that are the first to receive credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated  class is paid off.
(b)         --    These issuers are currently making only partial interest payments.
(c)         --    Security is a "step up" bond where coupon increases or steps up at a predetermined date. At that date the coupon increases to LIBOR plus a predetermined margin.
(d)         --    Interest rate is based on the notional amount of the underlying mortgage pools.
(e)         --    Private Placement.
 @          --    Portion or entire principal amount delivered as collateral for reverse repurchase agreements
                  (Note 5).
 #          --    Portion or entire principal amount is held as collateral for open futures contracts (Note 7).
REIT        --    Real Estate Investment Trust
TBA         --    Settlement is on a delayed delivery or when-issued basis with a final maturity to be announced
                  (TBA) in the future.






------------
See notes to financial statements.





--------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Assets and Liabilities
November 30, 2004

--------------------------------------------------------------------------------------------------------------------------

Assets:
  Investments in securities, at market (cost $418,813,465) (Note 2)............................     $          416,950,486
  Cash.........................................................................................                  1,233,765
  Interest and dividend receivable.............................................................                  2,263,229
  Receivable for investments sold..............................................................                  1,996,913
  Unrealized appreciation on swap contracts (Note 7)...........................................                    831,922
  Principal paydowns receivable................................................................                    114,005
  Receivable for variation margin..............................................................                      1,595
  Receivable from transfer agent...............................................................                     65,582
  Prepaid expenses and other assets............................................................                     18,743
                                                                                                          ----------------
    Total assets...............................................................................                423,476,240
                                                                                                          ----------------
Liabilities:
  Reverse repurchase agreements (Note 5)........................................................               128,275,700
  Interest payable for reverse repurchase agreements (Note 5)...................................                    79,779
  Payable for investments purchased.............................................................                13,215,780
  Investment advisory fee payable (Note 3)......................................................                   148,281
  Administration fee payable (Note 3)...........................................................                    48,330
  Directors' fees payable.......................................................................                    23,250
  Accrued expenses and other liabilities........................................................                   150,182
                                                                                                          ----------------
    Total liabilities...........................................................................               141,941,302
                                                                                                          ----------------
Net Assets (equivalent to $9.15 per share based on 30,764,213 shares issued and outstanding)....     $         281,534,938
                                                                                                          ================
Composition of Net Assets:
  Capital stock, at par value ($.01) (Note 6)...................................................     $             307,642
  Additional paid-in capital (Note 6)...........................................................               300,412,850
  Accumulated undistributed net investment income...............................................                 1,306,448
  Accumulated net realized loss.................................................................              (19,544,419)
  Net unrealized depreciation...................................................................                 (947,583)
                                                                                                          ----------------
  Net assets applicable to capital stock outstanding............................................     $         281,534,938
                                                                                                          ================




------------
See notes to financial statements.





--------------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statement of Operations
For the Year Ended November 30, 2004

--------------------------------------------------------------------------------------------------------------------------

Investment Income (Note 2):
  Interest......................................................................................     $   27,776,166
  Dividends.....................................................................................          1,474,805
                                                                                                     --------------
                                                                                                         29,250,971
Expenses:                                                                                            --------------
  Investment advisory fee (Note 3)..............................................................          1,852,897
  Administration fee (Note 3)...................................................................            574,782
  Insurance.....................................................................................            200,310
  Custodian.....................................................................................             77,013
  Reports to shareholders.......................................................................            131,428
  Accounting and tax services...................................................................            107,316
  Transfer agency...............................................................................             41,487
  Directors' fees...............................................................................             69,688
  Legal.........................................................................................             35,326
  Registration fees.............................................................................             28,224
  Miscellaneous.................................................................................             17,013
                                                                                                     --------------
    Total operating expenses....................................................................          3,135,484
                                                                                                     --------------
      Interest expense on reverse repurchase agreements (Note 5)................................          1,728,710
                                                                                                     --------------
    Total expenses..............................................................................          4,864,194
                                                                                                     --------------
  Net investment income.........................................................................         24,386,777
                                                                                                     --------------
Realized and Unrealized Gain (Loss) on Investments
   (Notes 2 and 7):
Net realized gain (loss) on:
  Investment transactions.......................................................................          5,530,223
  Short sales...................................................................................            (52,777)
  Swap contracts................................................................................           (662,403)
  Futures transactions..........................................................................            167,724
                                                                                                     --------------
Net realized gain on investment transactions, short sales, swap contracts and futures
  transactions..................................................................................          4,982,767
                                                                                                     --------------
Net change in unrealized appreciation/depreciation on:
  Investments...................................................................................         (5,482,842)
  Swap contracts................................................................................           (469,518)
  Futures.......................................................................................            (65,154)
                                                                                                     --------------
Net change in unrealized appreciation/depreciation on investments, swap contracts and futures...         (6,017,514)
                                                                                                     --------------
Net realized and unrealized loss on investments, short sales, swap contracts and futures........         (1,034,747)
                                                                                                     --------------
Net increase in net assets resulting from operations............................................     $   23,352,030
                                                                                                     ==============




------------
See notes to financial statements.




----------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statements of Changes in Net Assets

                                                                                 For the Year        For the Year
                                                                                    Ended                Ended
                                                                              November 30, 2004   November 30, 2003*
----------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting from
  Operations:
  Net investment income..................................................        $    24,386,777     $    25,970,693
  Net realized gain on investment transactions, short sales, swap contracts
   and futures transactions..............................................              4,982,767           5,676,653
  Net change in unrealized appreciation/depreciation on investments, swap
   contracts and futures.................................................             (6,017,514)         (2,491,841)
                                                                                 ---------------     ---------------
  Net increase in net assets resulting from operations...................             23,352,030          29,155,505
                                                                                 ---------------     ---------------
Dividends to Shareholders (Note 2):
  Net investment income..................................................            (27,653,733)        (27,571,944)
                                                                                 ---------------     ---------------
Capital Stock Transactions (Note 6):
  Net asset value of shares issued through dividend reinvestment (71,326
   and 106,000 shares, respectively).....................................                687,386             997,260
                                                                                 ---------------     ---------------
  Net increase from capital stock transactions...........................                687,386             997,260
                                                                                 ---------------     ---------------
    Total increase (decrease) in net assets..............................             (3,614,317)          2,580,821
Net Assets:
  Beginning of period....................................................            285,149,255         282,568,434
                                                                                 ---------------     ---------------
  End of year (including undistributed net investment income (loss) of
   $1,306,448 and $1,135,259, respectively)..............................        $   281,534,938     $   285,149,255
                                                                                 ===============     ===============
----------
*   Certain amounts have been reclassified to conform to current year presentation. See Note 2 - Swap Agreements.





------------
See notes to financial statements.




----------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Statements of Cash Flows
For the Year Ended November 30, 2004

----------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
  Net increase in net assets resulting from operations.........................................     $      23,352,030
  Adjustments to reconcile net increase in net assets from
   operations to net cash provided by operating activities:
    Purchases of long-term portfolio investments and to cover securities sold short............          (385,748,838)
    Proceeds from disposition of long-term portfolio investments, principal paydowns, and
     securities sold short.....................................................................           385,285,803
    Sales of short-term portfolio investments, net.............................................             2,000,000
    Decrease in interest receivable............................................................               814,347
    Decrease in receivable for investments sold and paydowns...................................            26,235,009
    Decrease in prepaid expenses and other assets..............................................                 1,564
    Decrease in variation margin receivable....................................................                90,577
    Increase in interest payable for reverse repurchase agreements.............................                44,551
    Decrease in payable for investments purchased..............................................           (45,097,815)
    Decrease in investment advisory fee payable................................................                (4,306)
    Increase in administration fee payable.....................................................                 1,380
    Increase in accrued expenses and other liabilities.........................................                 5,074
    Net accretion on investments...............................................................              (486,965)
    Unrealized appreciation on investments.....................................................             6,017,514
    Net realized gain on investment transactions...............................................            (5,530,223)
    Net realized loss on short sales...........................................................                52,777
                                                                                                    -----------------
  Net cash provided by operating activities....................................................             7,032,479
                                                                                                    -----------------
Cash flows provided by (used for) financing activities:
  Net cash provided by reverse repurchase agreements...........................................            20,785,700
  Dividends paid to shareholders, net of reinvestments.........................................           (26,949,563)
                                                                                                    -----------------
  Net cash used for financing activities.......................................................            (6,163,863)
                                                                                                    -----------------
Net increase in cash...........................................................................               868,616
Cash at beginning of year......................................................................               365,149
                                                                                                    -----------------
Cash at end of year............................................................................     $       1,233,765
                                                                                                    =================

Noncash financing activities not included herein consist of reinvestment of dividends of $687,386.

Interest payments for the year ended November 30, 2004, totaled $1,728,710.

* The format of the statement of cash flows has changed from the direct method to the indirect method.





------------
See notes to financial statements.





--------------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Financial Highlights


                                                                  For the Year Ended November 30,
                                                -------------------------------------------------------------------
                                                    2004*        2003*        2002*         2001*          2000*
----------------------------------------------- ------------ ------------ ------------ --------------- ------------
Per Share Operating Performance:
Net asset value, beginning of period........    $    9.29    $    9.24    $    9.17    $    9.41       $    9.27
                                                ---------    ---------    ---------    ---------       ---------
Net investment income.......................         0.79         0.85         0.89         0.88            0.79
Net realized and unrealized gains (losses) on
  investments, short sales, futures and swap
  contracts.................................        (0.03)        0.10         0.08         0.26            0.20
                                                ---------    ---------    ---------    ---------       ---------
Net  increase  (decrease)  in net asset  value
resulting from operations...................         0.76         0.95         0.97         1.14            0.99
                                                ---------    ---------    ---------    ---------       ---------
Net effect of shares repurchased............           --           --           --           --              --**
                                                ----------    ----------    ----------    ----------   ----------
Dividends from net investment income........        (0.90)       (0.90)       (0.90)       (0.87)          (0.85)
Offering costs charged to additional
  paid-in-capital...........................           --           --           --**      (0.09)             --
Dilutive effect of rights offering..........           --           --           --        (0.42)             --
                                                -----------   -----------   -----------   ---------   -----------
Net asset value, end of period..............    $     9.15   $     9.29   $     9.24   $     9.17      $     9.41
                                                ==========   ==========   ==========   ==========      ==========
Market price, end of period.................    $  10.2900   $  10.1600   $   9.2800   $   8.5700      $   8.4375
                                                ==========   ==========   ==========   ==========      ==========
Total Investment Return+....................        11.31%       20.43%       19.39%       13.13%++        26.41%
Ratios to Average Net Assets/
  Supplementary Data:
Net assets, end of period (000's)...........    $  281,535   $  285,149   $  282,568   $ 280,106       $  215,318
Operating expenses..........................         1.10%        1.15%        1.05%        1.11%           1.10%
Interest expense............................         0.61%        0.47%        0.84%        1.22%           1.82%
    Total expenses..........................         1.71%        1.62%        1.89%        2.33%           2.92%
Net investment income.......................         8.55%        9.10%        9.62%        9.21%           8.55%
Portfolio turnover rate.....................          80%          89%          61%          43%             57%
----------

+    Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the
     Fund's dividend reinvestment plan.

++   Adjusted for assumed reinvestment of proceeds of rights offering.

*    As a result of  recent  changes  in  generally  accepted  accounting  principles,  the Fund has reclassified periodic payments made under  interest  rate swap  agreements,  previously  included  within net  investment income,  to components of realized and unrealized  gain (loss) in the statement of  operations.  The effect of this  reclassification  was to reduce the interest expense and total  expense  ratios and  increase  the net investment  income  ratio by 0.16% and  increase  net  investment income per share by $0.01 and  decrease net realized and unrealized gains (losses) on investments,  short sales,  futures transactions and swap contracts per share by $0.01 for the fiscal year ended November 30, 2004.  For  consistency,  similar reclassifications have been made to prior year  amounts,  resulting  in a reduction to the  interest  expense and total expense ratios and an increase to the net investment  income ratio of 0.35% and an increase to net  investment  income per share of $0.03 and a decrease to net realized and unrealized  gains (losses) on investments,  short sales, futures transactions  and swap  contracts  per share by $0.03 for the fiscal year ended  November 30, 2003, a reduction to the interest  expense and total  expense  ratios and an increase to the net  investment  income ratio of 0.39% and an increase to net  investment  income per share of $0.04 and a decrease  to net  realized and unrealized gains (losses) on investments, short sales,  futures transactions and swap contracts per share by $0.04 for the fiscal year ended  November 30, 2002, a reduction to the interest  expense and total  expense ratios and an increase to the net investment  income ratio of 0.37% and an increase to net  investment  income per share of $0.04 and a decrease to net realized and unrealized  gains (losses) on investments,  short sales, futures  transactions  and swap contracts per share by $0.04 for the fiscal year ended
     November 30, 2001 and a reduction  to the  interest  expense and total  expense  ratios and an increase to the net investment  income ratio of 0.05% and an increase  to net  investment  income per share of $0.01 and a decrease  to net realized and unrealized gains (losses) on investments,  short sales,  futures transactions and swap contracts per share by $0.01 for the fiscal year ended November 30, 2000.

** Rounds to less than $0.01.





------------
See notes to financial statements.

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Notes to Financial Statements
November 30, 2004

-------------------------------------------------------------------------------

1.  The Fund

The Hyperion Total Return Fund, Inc. (the "Fund"), which was incorporated under the laws of the State of Maryland on May 26, 1989, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company.

The Fund's investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurance can be given that the Fund's investment objective will be achieved.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities may be valued by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Fund values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available (approximately 26% of the investments in securities held by the Fund at November 30, 2004) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. General factors that may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.

Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. Also, the difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. See Note 7 for a summary of all open futures contracts as of November 30, 2004.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements: The Fund may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market daily based upon a quotation from the market maker (which is typically the counterparty to the swap agreement) and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net cash payments on interest rate swap agreements are included as part of realized gain/loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. See Note 7 for a summary of all open swap agreements as of November 30, 2004.

As a result of a recent FASB Emerging Issues Task Force consensus and subsequent related SEC staff guidance, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within net investment income, to components of realized and unrealized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year expense and net investment income ratios in the financial highlights have also been modified accordingly. This reclassification increased net investment income by $460,194, increased net realized loss on swap contracts by $98,688 and increased net change in unrealized loss on swap contracts by $361,506 for the year ended November 30, 2004, and increased net investment income by $998,026, increased net realized loss on swap contracts by $82,248 and reduced net change in unrealized gain on swap contracts by $915,778 for the year ended November 30, 2003. Such reclassifications had no effect on the Fund's net asset value, either in total or per share, or its total increase in net assets from operations during any period.

When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Advisor will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Securities  Transactions  and Investment  Income:  Securities  transactions  are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method.

Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

3.  Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an investment advisory agreement with the Advisor. The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets. For the year ended November 30, 2004, the Advisor earned $1,852,897 in investment advisory fees. Prior to December 30, 2003, Seix Investment Advisors Inc. ("Seix") served as an investment adviser to the Fund, pursuant to a sub-advisory agreement between the Advisor and Seix, with respect to the investment of the portion of the Fund's assets constituting high-yield, fixed income securities of U.S. corporations ("High-Yield Securities"). On December 30, 2003, the investment sub-advisory agreement between the Advisor and Seix was terminated. The High-Yield Securities that were managed by Seix were replaced in-kind with an investment in the Seix High Yield Fund which invests in U.S. dollar denominated below investment grade, high yielding bonds. Seix earned $7,339 in sub-advisory fees for the one month period ending 12/30/03.

The Fund has entered into an administration agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator has entered into a sub-administration agreement with State Street Bank and Trust company (the "Sub-Administrator"). The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended November 30, 2004, the Administrator earned $574,782 in administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor and/or the Administrator.

4.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities, short sales and reverse repurchase agreements, for the year ended November 30, 2004, were $102,519,523 and $100,527,630, respectively. Purchases and sales of U.S. Government securities, for the year ended November 30, 2004 were $232,437,549 and $234,183,895 respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S.
Treasury, Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.

5.  Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 2004, the Fund had the following reverse repurchase agreements outstanding:


                                                                                                         Maturity
    Face Value                                         Description                                        Amount
-----------------     ---------------------------------------------------------------------------   ------------------
$      6,347,250      Goldman Sachs, 1.95%, dated 11/22/04, maturity date 12/06/04...............   $      6,352,063
       3,240,000      Goldman Sachs, 2.07%, dated 11/08/04, maturity date 12/08/04...............          3,245,589
       4,070,000      Goldman Sachs, 2.07%, dated 11/08/04, maturity date 12/08/04...............          4,077,021
       4,674,000      Goldman Sachs, 2.13%, dated 11/22/04, maturity date 12/17/04...............          4,680,914
      10,690,000      Goldman Sachs, 2.14%, dated 11/23/04, maturity date 12/23/04...............         10,709,064
      18,150,000      Goldman Sachs, 2.14%, dated 11/23/04, maturity date 12/23/04...............         18,182,368
      13,650,000      Lehman Brothers, 2.05%, dated 11/22/04, maturity date 12/06/04.............         13,660,882
       5,600,000      Lehman Brothers, 2.16%, dated 11/17/04, maturity date 12/22/04.............          5,611,760
       5,900,000      Lehman Brothers, 2.26%, dated 11/30/04, maturity date 12/28/04.............          5,910,371
       3,667,000      Merrill Lynch, 2.12%, dated 11/10/04, maturity date 12/08/04...............          3,673,046
       3,216,000      Merrill Lynch, 2.16%, dated 11/29/04, maturity date 12/17/04...............          3,219,473
       8,058,000      Merrill Lynch, 2.18%, dated 11/17/04, maturity date 12/23/04...............          8,075,566
       5,640,000      Merrill Lynch, 2.24%, dated 11/30/04, maturity date 12/28/04...............          5,649,826
       3,139,200      Morgan Stanley, 2.10%, dated 11/10/04, maturity date 12/02/04..............          3,143,229
      16,375,250      Morgan Stanley, 1.45%, dated 11/29/04, maturity date 12/06/04..............         16,379,867
       4,200,000      Morgan Stanley, 1.97%, dated 10/21/04, maturity date 12/13/04..............          4,212,181
       3,600,000      Morgan Stanley, 1.97%, dated 10/21/04, maturity date 12/13/04..............          3,610,441
       8,059,000      Morgan Stanley, 2.22%, dated 11/23/04, maturity date 01/13/05..............          8,084,346
----------------                                                                                    ----------------
$    128,275,700
================      Maturity Amount, Including Interest Payable................................   $    128,478,007
                                                                                                    ----------------
                      Market Value of Assets Sold Under Agreements...............................   $    131,140,165
                                                                                                    ----------------
                      Weighted Average Interest Rate.............................................              2.04%
                                                                                                    ----------------

The average daily balance of reverse repurchase agreements outstanding for the year ended November 30, 2004, was approximately $131,874,945 at a weighted average interest rate of 1.31%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $146,286,632 as of March 5, 2004, which was 33.38% of total assets.

6.  Capital Stock

There are 50 million shares of $0.01 par value common stock authorized. Of the 30,764,213 shares outstanding at November 30, 2004, the Advisor owned 11,112 shares.

The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 3.7 million of the Fund's shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

For the years ended November 30, 2004 and November 30, 2003, no shares have been repurchased. All shares repurchased have been retired. Since inception of the stock repurchase program 2,089,740 shares have been repurchased pursuant to this program at a cost of $18,605,505 and at an average discount of 13.18% from its net asset value.

The Fund issued to its shareholders of record as of the close of business on August 27, 2001 transferable rights to subscribe for up to an aggregate 7,644,525 shares of common stock of the Fund at a rate of one share of common stock for 3 rights held at the subscription price $8.10 per share. During September 2001, the Fund issued, in total, 7,644,525 shares of Common Stock on exercise of such Rights. Rights offering costs of $515,977 and brokerage and deal-manager commissions of $2,322,025 were charged directly against the proceeds of the Offering. An adjustment of $16,696 related to such offering costs was credited to paid-in capital during the year ended November 30, 2002.

7.  Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful when all related and offsetting transactions are considered. During the period, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the year ended November 30, 2004. As of November 30, 2004, the following swap agreements were outstanding:


                                                                                                   Net Unrealized
                     Expiration                                                                     Appreciation/
  Notional Amount       Date                                      Description                      (Depreciation)
  ---------------    ----------  ----------------------------------------------------------------  --------------
 $     40,000,000     03/05/06   Agreement  with  Goldman  Sachs  Capital   Markets, LP, dated    $       474,894
                                 03/03/04 to pay semi-annually the notional amount multiplied by
                                 2.064% and to receive quarterly the notional amount multiplied by 3 month USD-LIBOR-BBA.

 $     40,000,000     04/27/07   Agreement  with  Goldman  Sachs Capital Markets, LP, dated             (688,022)
                                 03/03/04 to receive semi-annually the notional amount multiplied by 2.710% and to pay quarterly the notional amount multiplied by 3 month USD-LIBOR-BBA.

 $     40,000,000     06/04/08   Agreement  with  Goldman  Sachs  Capital Markets, LP, dated            1,045,050
                                 06/02/03 to pay semi-annually the notional amount multiplied by
                                 2.710% and to receive quarterly the notional amount multiplied by 3  month USD-LIBOR-BBA.

                                                                                                   $      831,922

As of November 30, 2004, the following futures contracts were outstanding:

Long:

                                                                                                     Net Unrealized
   Notional                                                          Cost at         Value at         Appreciation/
    Amount                    Type                Expiration Date  Trade Date    November 30, 2004   (Depreciation)
-------------       --------------------------   -----------------------------  -----------------------------------
$ 10,800,000        10  Yr. U.S. Treasury Note    December 2004    $ 12,118,815     $ 12,036,938         $ 81,877
   2,900,000        10  Yr. U.S. Treasury Note    March 2005       $  3,213,345     $  3,211,750         $  1,595



8.  Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

During the year ended November 30, 2004 the tax character of the $27,653,733 of distributions paid was from ordinary income.

At November 30, 2004 the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Undistributed Tax Ordinary Income.......................    $       944,942
                                                            ===============
  Accumulated capital loss..............................    $   (19,460,946)
                                                            ===============
Book unrealized appreciation/(depreciation).............    $      (947,583)
Minus: Cumulative Timing Differences....................           (278,033)
                                                            ---------------
  Unrealized appreciation/(depreciation)................    $      (669,550)
                                                            ===============

The differences between book and tax basis unrealized appreciation/ (depreciation) is primarily attributable to the mark-to-market of futures and swap interest income (expense).

Federal Income Tax Basis: The federal income tax basis of the Fund's investments at November 30, 2004 was $418,813,465. Net unrealized depreciation was
$1,862,979 (gross unrealized appreciation -- $12,231,794; gross unrealized depreciation -- $14,094,773). At November 30, 2004, the Fund had a capital loss carryforward of $19,460,946, of which $4,541,146 expires in 2007, $3,003,624 expires  in 2008,  $8,349,330  expires  in  2009,  $3,566,846  expires  in 2010, available to offset any future gains, to the extent provided by regulations.

Capital Account Reclassification: For the year ended November 30, 2004, the Fund's undistributed net investment income was increased by $3,438,145 with an offsetting decrease in accumulated net realized loss. These adjustments were primarily the result of current year paydown reclassifications, swap interest income (expense) and REIT dividend reclassifications.

9.  Subsequent Events

Dividend: The Fund's Board of Directors declared the following regular monthly dividends:

           Dividend                Record              Payable
           Per Share                Date                Date
       ------------------       -----------             -----
        $  0.0750                12/21/04             12/31/04
           0.0750                12/31/04             01/28/05

10.  Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

-------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Report of Independent Registered Public Accounting Firm

-------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Hyperion Total Return Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Hyperion Total Return Fund, Inc. (The "Fund") at November 30, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, N.Y.
January 26, 2005

-------------------------------------------------------------------------------


                           TAX INFORMATION (Unaudited)

-------------------------------------------------------------------------------

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (November 30, 2004) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 0.89% of the Fund's distributions during the fiscal year ended November 30, 2004 were earned from U.S. Treasury obligations. None of the Fund's distributions qualify for the dividends received deduction available to corporate shareholders.

For the fiscal year ended November 30, 2004, certain dividends paid by the Fund may not be subject to a maximum tax rate of 15%, as provided for by the Jobs and General Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of 4.37% as qualified dividend income, which is taxed at a maximum rate of 15%.

Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar 2004. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2005. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.


-----------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

-----------------------------------------------------------------------------------------------------------------

The following tables provide information concerning the directors and officers of The Hyperion Total Return
Fund, Inc. (the "Fund").

                             Position(s) Held with                                                Number of
                             Fund and Term of                                                     Portfolios in Fund
Name, Address                Office and Length of   Principal  Occupation(s) During Past 5 Years  Complex Overseen
and Age                      Time Served            and Other Directorships Held by Director      by Director
-----------------------------------------------------------------------------------------------------------------
Disinterested Director Nominee
Class III Director to serve until 2005 Annual Meeting of Stockholders:

Leo M. Walsh, Jr.            Director since June    Director  of  several  investment  companies          6
  c/o One Liberty            1989, Chairman of      advised by the Advisor or by its  affiliates
  Plaza, 36th floor,         the Audit Committee,   (1989-Present);   Financial  Consultant  for
  New York, New York         Member of Nominating   Medco Health Solutions Inc. (1994- 2003).
  10006-1404                 and Compensation
                             Committee
  Age 72
  [09-05-32]                 Elected for Three Year
                             Term

Interested Director Nominee
Class III Interested Nominee to serve until 2005 Annual Meeting of Stockholders:

Clifford E. Lai*             Director since         President     (1998-Present)    and    Chief          5
  c/o One Liberty            December 2003          Investment   Officer   (1993-2002)   of  the
  Plaza, 36th floor,                                Advisor;  Co-Chairman  (2003-  Present)  and
  New York, New York         Elected until 2005     Board of  Managers  (1995-Present)  Hyperion
  10006-1404                 Member of Executive    GMAC Capital Advisors,  LLC (formerly,  Lend
                             Committee              Lease Hyperion Capital,  LLC); President and
Age 51                                              Director of several investment companies advised
[05-16-53]                                          by the Advisor (1993-Present).

Disinterested Directors
Class II Directors to serve until 2007 Annual Meeting of Stockholders:

Rodman L. Drake              Chairman Elected       Chairman (since 2003) and Director and/or             3
  c/o One Liberty            December 9, 2003       Trustee  of  several  investment   companies
  Plaza, 36th floor,                                advised  by  Hyperion  Capital   Management,
  New York, New York         Director since July    Inc.  (the   "Advisor")   (1989-   Present);
  10006-1404                 1989, Member of the    Co-founder,   Baringo   Capital  LLC  (2002-
                             Audit Committee,       Present);   Director,   Jackson  Hewitt  Tax
  Age 61                     Chairman of            Service   Inc.    ("JTX")    (2004-Present);
  [02-02-43]                 Nominating and         Director,      Animal     Medical     Center
                             Compensation           (2002-Present);  Director, Hotelvision, Inc.
                             Committee              (1999-2003);  Director and/or Lead Director,
                                                    Parsons Brinckerhoff,  Inc.  (1995-Present);
                             Elected   for   Three  Director,      Absolute     Quality     Inc.
                             Year Term              (2000-2004);  Trustee of Excelsior Funds(32)
                                                    (1994-Present);    President,   Continuation
                                                    Investments Group Inc. (1997-2001).
----------

*   Interested person as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.



-----------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

-----------------------------------------------------------------------------------------------------------------

                           Position(s) Held with                                                   Number of
                           Fund and Term of                                                        Portfolios in Fund
Name, Address              Office and Length of    Principal  Occupation(s)  During  Past 5 Years  Complex Overseen
and Age                    Time Served             and Other Directorships Held by Director        by Director
-----------------------------------------------------------------------------------------------------------------

Harry E. Petersen, Jr.     Director since          Director and/or Trustee of several  investment         3
  c/o One Liberty          October 1993, Member    companies  advised  by the  Advisor  or by its
  Plaza, 36th floor,       of the Audit            affiliates  (1993-Present);  Senior Consultant
  New York, New York       Committee, Member of    to   Cornerstone    Equity   Advisors,    Inc.
  10006-1404               Nominating and          (1998-2001).
                           Compensation
  Age 79                   Committee, Member
  [02-03-25]               of Executive Committee

                           Elected for Three Year
                           Term

Class I Director to serve until 2006 Annual Meeting of Stockholders:

Robert F. Birch            Director since          Director  of  several   investment   companies         5
  c/o One Liberty          December 1998, Member   advised by the  Advisor  or by its  affiliates
  Plaza, 36th floor,       of the Audit            (1998-Present);  Chairman and  President,  New
  New York, New York       Committee, Member of    America  High  Income  Fund  (1992-  Present);
  10006-1404               Nominating and          Director,   Brandywine   Funds  (3)  (2001  to
                           Compensation            Present).
  Age 68                   Committee, Member of
  [03-12-36]               Executive Committee

                           Elected for Three Year
                           Term




-----------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

-----------------------------------------------------------------------------------------------------------------

Officers of the Trust

-----------------------------------------------------------------------------------------------------------------
                           Position(s)     Term of Office and       Principal Occupation(s)
 Name, Address and Age     Held with Fund  Length of Time Served    During Past 5 Years
 ----------------------------------------------------------------------------------------------------------------

 Clifford E. Lai*          President       Elected Annually Since   Please see "Information Concerning
   c/o One Liberty                         April 1993               Nominees/Directors."
   Plaza, 36th floor,
   New York, New York
   10006-1404

   Age 51
   [05-16-53]

 John Dolan*               Vice President  Elected Annually Since   Chief Investment Strategist (1998-Present)
   c/o One Liberty Plaza,                  March 1998               and Chief Investment Officer (2002-Present)
   36th floor, New York,                                            of the Advisor.
   New York 10006-1404

   Age 51
   [08-19-53]

 Patricia A. Sloan*        Vice President  Elected Annually Since   Consultant    of   Ranieri   &   Co.,    Inc.
   c/o One Liberty Plaza,                  June 2002                (2000-Present);  Secretary,  Director  and/or
   36th floor, New York,                                            Trustee  of  several   investment   companies
   New York 10006-1404                                              advised by the  Advisor or by its  affiliates
                                                                    (1989- 2002).
   Age 61
   [10-02-43]

 Daniel S. Kim*  ^         CCO &           Elected Chief            Director   and   Chief   Compliance   Officer
   c/o One Liberty Plaza,  Secretary       Compliance Officer       ("CCO")   (September    2004-Present),    and
   36th floor, New York,                   September 2004 and       Secretary   (since   January   2005)  of  the
   New York 10006-1404                     Secretary January 2005   Advisor;  Secretary  (since January 2005) and
                                                                    CCO  (September   2004-Present)   of  several
   Age 36                                                           investment  companies advised by the Advisor;
   [3-13-68]                                                        Secretary   (since   January  2005)  and  CCO
                                                                    (September 2004-Present) Hyperion GMAC Capital
                                                                    Advisors, LLC. Assistant General Counsel and
                                                                    CCO (May 2001 -- August 2004) Oak Hill Capital
                                                                    Management; Assistant General Counsel (May
                                                                    2001 -- August 2004) Oak Hill Advisors, LP,
                                                                    Lawyer (January 2001 -- April 2001) Arkin,
                                                                    Kaplan & Cohen. Law student preparing for the
                                                                    New York State Bar (January 2000 to January
                                                                    2001).
 ----------

 *   Interested person as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.

 ^ Joseph Tropeano served as the Fund's secretary until January 2005.



-----------------------------------------------------------------------------------------------------------------
THE HYPERION TOTAL RETURN FUND, INC.
Information Concerning Directors and Officers (Unaudited)

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                           Position(s)     Term of Office and       Principal Occupation(s)
 Name, Address and Age     Held with Fund  Length of Time Served    During Past 5 Years
 ----------------------------------------------------------------------------------------------------------------

 Thomas F. Doodian*        Treasurer       Elected Annually Since   Managing  Director,  Chief Operating  Officer
   c/o One Liberty                         February 1998            (1998-  Present)  and Director of Finance and
   Plaza, 36th floor,                                               Operations  of  the  Advisor  (1995-Present);
   New York, New York                                               Treasurer  of  several  investment  companies
   10006-1404                                                       advised   by  the   Advisor   (1998-Present);
                                                                    Treasurer of Hyperion GMAC Capital  Advisors,
   Age 45                                                           LLC (formerly,  Lend Lease  Hyperion  Capital
   [05-22-59]                                                       Advisors, LLC) (1996-Present)


 ----------

 *   Interested person as defined in the Investment Company Act of 1940, as amended, (the "1940 Act") because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.

 ^   Joseph Tropeano served as the Fund's secretary until January 2005.

The Fund's Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746


-------------------------------------------------------------------------------

                           CHANGE TO INVESTMENT POLICY

-------------------------------------------------------------------------------

On December 14, 2004 the Fund's Board of Directors voted to approve a change to the Fund's investment policy to allow the Fund to purchase shares of open-end registered investment companies.

-------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

-------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, State Street Bank and Trust Company, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR        TRANSFER AGENT

HYPERION CAPITAL MANAGEMENT, INC.           AMERICAN STOCK TRANSFER & TRUST
One Liberty Plaza                           COMPANY
165 Broadway, 36th Floor                    Investor Relations Department
New York, New York 10006-1404               59 Maiden Lane
For General Information about the Fund:     New York, NY 10038
(800) HYPERION                              For Shareholder Services:
                                            (800) 937-5449
SUB-ADMINISTRATOR

STATE STREET BANK and TRUST COMPANY         INDEPENDENT REGISTERED PUBLIC
225 Franklin Street                         ACCOUNTING FIRM
Boston, Massachusetts 02116
                                            PRICEWATERHOUSECOOPERS LLP
CUSTODIAN AND FUND ACCOUNTING AGENT         300 Madison Avenue
STATE STREET BANK and TRUST COMPANY         New York, New York 10017
225 Franklin Street
Boston, Massachusetts 02116                 LEGAL COUNSEL

                                            SULLIVAN & WORCESTER LLP
                                            1666 K Street, Northwest
                                            Washington, D.C. 20006


Notice  is hereby  given in  accordance  with  Section  23(c) of the  Investment
Company Act of 1940 that periodically the Trust may purchase its shares of beneficial interest in the open market at prevailing market prices.

Quarterly Portfolio Schedule: The Fund will file Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Fund's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling 1-800-HYPERION or on the Fund's website at http://www.hyperioncapital.com.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-497-3746 and on the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Record

The Fund has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 1-800-497-3746 or on the Securities and Exchange Commission's website at http://www.sec.gov.

-------------------------------------------------------------------------------
Officers & Directors

-------------------------------------------------------------------------------

Rodman L. Drake*
Chairman

Robert F. Birch*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Clifford E. Lai
Director and President

Patricia A. Sloan
Vice President

John Dolan
Vice President

Thomas F. Doodian
Treasurer

Daniel Kim**
Secretary

  * Audit Committee Members
** Elected January 2005


-----------------------------------------------------

                 [GRAPHIC OMITTED]


-----------------------------------------------------

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

        The Hyperion Total Return Fund, Inc.
                  One Liberty Plaza
              165 Broadway, 36th Floor
               New York, NY 10006-1404

Item 2. Code of Ethics.

     As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the "Code"). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant's Code will be provided upon request to any person without charge by contacting Daniel Kim at 1-800-HYPERION or by writing to Mr. Kim at One Liberty Plaza, 165 Broadway, 36th Floor, New York, NY 10006-1404.

Item 3. Audit Committee Financial Expert.

     The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee, and his name is Rodman L. Drake. Mr. Drake is independent.

Item 4. Principal Accountant Fees and Services.

        Audit Fees

     For the fiscal year ended November 30, 2004, PriceWaterhouseCoopers LLP ("PwC") billed the Registrant aggregate fees of $74,000 for professional services rendered for the audit of the Registrant's annual financial statements and review of financial statements included in the Registrant's annual report to shareholders.

     For the fiscal year ended November 30, 2003, PwC billed the Registrant aggregate fees of $67,000 for professional services rendered for the audit of the Registrant's annual financial statements and review of financial statements included in the Registrant's annual report to shareholders.

        Tax Fees

     For the fiscal year ended November 30, 2004, PwC billed the Registrant aggregate fees of $10,000 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant's income tax returns and tax distribution requirements.

     For the fiscal year ended November 30, 2003, PwC billed the Registrant aggregate fees of $7,000 for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant's income tax returns and tax distribution requirements.

         All Other Fees

     For the fiscal year ended November 30, 2004, PwC billed the Registrant aggregate fees of $37,000 for professional services rendered for the review of financial statements included in the Registrant's semi-annual report to shareholders.

     For the fiscal year ended November 30, 2003, PwC billed the Registrant aggregate fees of $43,500 for professional services rendered for the review of financial statements included in the Registrant's semi-annual report to shareholders.

         Audit-Related and Non-Audit Fees for 2004 and 2003

         None.

Item 5. Audit Committee of Listed Registrants.

     The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant's Audit Committee members include Leo M. Walsh, Jr., Rodman L. Drake, Robert F. Birch and Harry E. Petersen, Jr.

Item 6. Schedule of Investments.

Please refer to Item 1. Reports to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                      THE HYPERION TOTAL RETURN FUND, INC.
               THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
          HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

                   POLICIES AND PROCEDURES FOR VOTING PROXIES

     1. Purpose. The purpose of this document is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Funds. These policies and procedures are to be implemented by the investment adviser or sub-adviser, if any, (the "Adviser") to the Funds.

     2. Definition of Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.

     3. Policy for Voting Proxies.

          (a)  Fiduciary  Considerations.   Proxies  are  voted  solely  in  the
     interests of the shareholders of the Funds. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

          (b) Management Recommendations. Because the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should normally be given substantial weight.

     The vote with respect to most routine issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company's management should not be supported in any situation where it is found not to be in the best interests of the Funds' shareholders.

     4. Conflicts of Interest. The Funds recognize that under certain circumstances their Adviser may have a conflict of interest in voting proxies on behalf of the Funds. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager (see below). The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Board of Directors for the Fund. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Board of Directors and the Adviser shall follow the instructions of the Board of Directors. The proxy manager shall keep a record of all materiality decisions and report them to the Board of Directors on a quarterly basis.

     5. Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.



     6. Non-routine Proposals.

          (a) Guidelines on Anti-takeover Issues. Because anti-takeover proposals generally reduce shareholders' rights, the vote with respect to these proposals should generally be "against." During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.

          (b) Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager.

     7. Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 6 and mergers, stock option and other compensation plans) and votes against a management's recommendations are subject to approval by the proxy manager. The chief investment officer or his delegatee shall be the proxy manager.

     8. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager's supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

     9. Report to the Board. On a quarterly basis, the proxy manager or his designee will report in writing to the Boards of Directors on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management's recommendations.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         None.

Item 10. Submission of Matters to a Vote of Security Holders.

         None.

Item 11. Controls and Procedures.

     The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

Item 12.  Exhibits.

(a)(1) None.

   (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

   (3)  None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HYPERION TOTAL RETURN FUND, INC.


By:  /s/ Clifford E. Lai
     __________________
     Clifford E. Lai
     Principal Executive Officer

Date:  February 9, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Clifford E. Lai
     ___________________
     Clifford E. Lai
     Principal Executive Officer

Date:  February 9, 2005

By:  /s/ Thomas F. Doodian
     _____________________
     Thomas F. Doodian
     Principal Financial Officer

Date:  February 9, 2005